SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 22, 2004

FREEPORT-McMoRan COPPER & GOLD INC.

           Delaware

  1-9916

          74-2480931

       (State or other

(Commission

(IRS Employer

        jurisdiction of

  File Number)

 Identification

        incorporation or

    Number)

        organization)

1615 Poydras Street

New Orleans, Louisiana  70112

Registrant's telephone number, including area code:  (504) 582-4000

Item 5.  Other Events and Regulation FD Disclosure.

Filed as Exhibit 10.1 is the stock purchase agreement dated March 22, 2004, with respect to our acquisition of 23,931,100 FCX class B common shares owned by a subsidiary of Rio Tinto plc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FREEPORT-McMoRan COPPER & GOLD INC.

By: /s/ C. Donald Whitmire, Jr.

     ----------------------------------------

           C. Donald Whitmire, Jr.

      Vice President and Controller -

         Financial Reporting

         (authorized signatory and

        Principal Accounting Officer)

Date:  March 22, 2004

Freeport-McMoRan Copper & Gold Inc.

Exhibit Index

Exhibit

Number

10.1

Stock Purchase Agreement dated as of March 22, 2004, by and between Freeport-McMoRan Copper & Gold Inc. and Rio Tinto plc (“Rio Tinto”) and Rio Tinto International Holdings Limited, a wholly owned subsidiary of Rio Tinto.